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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                 _____________

                                    FORM 8-K
                                 CURRENT REPORT


                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  April 10, 1997



                           OSICOM TECHNOLOGIES, INC.
                           -------------------------
               (Exact name of Registrant as specified in charter)



       New Jersey                   0-15810                   22-2367234
 State or other juris-            (Commission                (IRS Employer
diction of incorporation          File Number)             Identification No.)



  2800 28th Street, Suite 100, Santa Monica, CA                  90405
  ---------------------------------------------                  -----
    (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:         (310) 581-4030
                                                            --------------
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Item 4.          Changes in Registrant's Certifying Accountant

         a. On January 29, 1997, the Registrant conditionally retained BDO Seidman LLP ("BDO") as its principal certifying accountants, replacing Weinbaum & Yalamanchi ("WY"), pending approval by the Registrant's Audit Committee and Board of Directors. This action was approved by the Board of Directors of Osicom Technologies, Inc. ("Osicom") on April 10, 1997.

         WY's reports on Osicom's financial statements for the past two years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the most recent two fiscal years and any of the subsequent interim periods preceding April 10, 1997, there were no disagreements between Osicom and WY on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of WY, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years.

         None of the "reportable events" described in Item 304(a)(1)(ii) of Regulation S-B occurred with respect to Osicom during the most recent two fiscal years and any of the subsequent interim periods preceding April 10, 1997.

         Osicom provided WY with a copy of this report no later than the date this report was filed with the Securities and Exchange Commission and requested that WY furnish it with the letter described in Item 304 (a) (3) of Regulation S-B. Pursuant to Item 304 (a) (3) of Regulation S-B a copy of the letter from WY to the Securities and Exchange Commission is filed as Exhibit 16 hereto.


         b. During the most recent fiscal year end and the subsequent interim periods to the date hereof, Osicom did not consult BDO regarding any of the matters or events set forth in item 304(a)(2)(i) and (ii) of Regulation S-B.


Item 7.          Exhibits

                 Exhibit - 16     Letter from Weinbaum & Yalamanchi dated April
                                  10, 1997 pursuant to Item 304 (a)(3) of
                                  Regulation S-B.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                 Osicom Technologies, Inc.
                                                 ------------------------------
                                                        (Registrant)



Dated:  April 10, 1997                         By: /s/Christopher E. Sue
                                                  -----------------------------
                                                      Christopher E. Sue,
                                                      Chief Financial Officer